Please file this Statement of Additional Information Supplement with your records.

WELLS FARGO FUNDS TRUST

WELLS FARGO ADVANTAGE ASIA PACIFIC FUND

WELLS FARGO ADVANTAGE EMERGING MARKETS FOCUS FUND

WELLS FARGO ADVANTAGE INTERNATIONAL CORE FUND

WELLS FARGO ADVANTAGE INTERNATIONAL EQUITY FUND

WELLS FARGO ADVANTAGE INTERNATIONAL VALUE FUND

WELLS FARGO ADVANTAGE OVERSEAS FUND

Supplement dated December 31, 2007, to the Statement of Additional Information dated August 1, 2007, as previously supplemented on December 4, 2007, and October 1, 2007.

This supplement contains important information about the Funds referenced above (the “Funds”).

All Funds

Effective on or about December 31, 2007, Robert W. Vishny will retire from LSV Asset Management (LSV). Josef Lakonishok, Menno Vermeulen, CFA, and Puneet Mansharamani, CFA, will continue to serve as co-portfolio managers following Dr. Vishny’s retirement. To reflect this change, effective on or about December 31, 2007, all references to Dr. Vishny contained in the Statement of Additional Information are deleted.